EXHIBIT 10.1 2005 NON-QUALIFIED E INCENTIVE STOCK COMPENSATION PLAN

      2005 NON-QUALIFIED INCENTIVE STOCK COMPENSATION PLAN

1.       PURPOSE OF PLAN

         1.1 This 2005 Non-Qualified and Incentive Stock Compensation Plan (the "Plan") of BonusAmerica Worldwide Corp., a Nevada corporation (the "Company") is adopted to advance the interests of the Company by providing employees, officers, advisors, directors and other persons who provide services or who are otherwise associated with the Company, and those persons who have a responsibility for its management and growth (each an "Employee"), with additional incentive by increasing their proprietary interest in the success of the Company and to encourage them to maintain their relationships with the Company. Further, the availability and the ability to issue shares of the Company's Common Stock Plan (shares as defined below) and grant Stock Options (as such terms are defined below) and offering of stock options and issuance of common stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2.       DEFINITIONS

         2.1 For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

         "Plan Shares" shall mean shares outlined in the Company's plan allocated to Employee.

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees has been established. The Committee shall be composed of three or more persons as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

         "Common Stock" shall mean the Company's $.001 par value common stock, or such other shares or securities in the event that the Company's common stock is hereafter changed into or exchanged for different securities of the Company.

             "Company" shall mean BonusAmerica Worldwide Corp., a Nevada corporation, and any parent or subsidiary corporation of the Company., as such terms are defined in Sections 425(e) and 425(f), respectively, of the Internal Service Code (the "Code").

              "Compensation Stock" shall mean the Company's $.001 par value common stock, or such other shares or securities in the event that the Company's common stock is hereafter changed into or exchanged for different securities of the Company, issued to individuals for bone fide services rendered to the Company pursuant to written agreements which may include but are not limited to
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Employment agreements, Consulting Agreements or other forms of written fee or compensation agreements.

         "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled Employee under the Social Security Act in effect on the date of such disability.

         "Employee Agreement" means an agreement executed by an Employee and the Company (as contemplated by Section 5 below), pursuant to which shares of Common Stock are or may be issuable to or purchasable by Employee, as the Board or Committee and the Employee may mutually agree in writing.

         "Fair Market Value" shall mean, with respect to the date shares of Common Stock are assigned by the Company, or a Stock Option (as defined below) is granted or exercised, the average of the highest and lowest reported sales prices of the Common Stock, as reported by such responsible reporting service as the Committee may select, or if there were no transactions in the Common Stock on such day, then the last preceding day on which transactions took place. The above withstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

         "Optionee" shall mean an Employee of the Company who has been granted one or more Stock Options under the Plan.

         "Option Shares" shall mean shares of Common Stock which are issued by the Company or Stock Option pursuant to Section 5 below.

         "Retirement" shall mean an Employee's retirement from the employment of the Company on or after the date on which the Employee attains the age of not less than ninety-five (95) years.

         "Stock Option" or "Stock Options" shall mean an option to purchase shares of the Company's Common Stock pursuant to the terms of the Plan.

         "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Stock.

3.       ADMINISTRATION OF THE PLAN

         3.1 The Committee shall administer the Plan and, accordingly, it shall have full power to grant Stock Options and to Compensation Stock for services rendered, construe and interpret the
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Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, as it believes reasonable and proper.

         3.2 The determination of those eligible to receive Stock Options and Compensation Stock, and the amount, type and timing of each grant of a Stock Option, including the terms and conditions of such Stock Option Agreement(s) and other stock compensation agreements, shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         3.3 The Board or the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect. Any decision made or action taken by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

         3.4 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

         3.5 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his/her own gross negligence or willful misconduct.

         3.6 The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of each proposed recipient of Compensation Stock or Stock Options, such recipient /Optionee's duties performance, and current information on any recipient/Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

4.       SHARES SUBJECT TO THE PLAN

         4.1 The total number of shares of Common Stock of the Company available pursuant to the Plan for grants of Stock Options and Compensation Stock shall be Ten Million (10,000,000), subject to adjustment for the anti-dilutive provisions in accordance with Paragraph 7 of the Plan, which shares may be either authorized but unissued or shares of Common Stock of the Company reacquired and returned to the Plan.

         4.2 If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the un-purchased shares covered by such failure to exercise shall be returned to the Plan and available for future grants of Stock Options.
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5.       ISSUANCE OF COMMON STOCK FOR SERVICES

         The Board or Committee from time to time, in its absolute discretion, may (a) issue Compensation Stock for services rendered to the Company by an Employee of the Company, and such other persons as the Board or Committee may select and in connection with the issuance of such Compensation Stock, grant Stock Options to such Employees and others who provide services to the Company. Compensation Shares and Stock Options shall be governed by written agreements between the Company and each recipient of Compensation shares or Stock Options. Whether acquired as Compensation Stock or through the exercise of a Stock Option, the owner of Common Stock issued under this Plan shall not be required to hold such stock, subject to the rights and conditions, or such vesting schedule to which the Stock Option was subject.

6.          GRANTING OF STOCK OPTIONS.

         6.1 The Committee may grant Stock Options in such amounts, at such times, and to grant Employees and others who provide services to the Company nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant.
 The aggregate Fair Market Value of the Common Stock (determined as of the time an incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code, currently One Hundred Thousand Dollars ($100,000.00). Non-Statutory Stock Options shall not be subject to the limitations relating to Stock Options contained in the preceding sentence. Each Stock Option shall be evidenced by a written Stock Option Agreement, in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason", as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually exercised and paid for by such Optionee(s).

         6.2 The purchase price (the "Exercise Price") of Option Shares subject to each Stock Option may be (a) a stated value, or (b) a percentage of the Fair Market Value of the Common Stock provided that such percentage cannot be less than fifty percent (50%) of the Fair Market Value of the Common Stock on the date of the grant of such option. With the exception of Stock Options granted prior to the date hereof and who is an officer, director or affiliate (as such term is defined in the federal securities rules and regulations), or who is holding greater than ten percent (10%) of the total voting power of all stock of the Company, either Common or Preferred, cannot be granted Stock Options with an Exercise Price of less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grants of the option.

         6.3 The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be ten (10) years or such shorter period as determined by the subject Employee Agreement, the Stock Option Agreement, or by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 4 of Article 6 Section 16(b) of the Exchange Act exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified Employee Stock Option Plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.
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         6.4 Any Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 5 of this Paragraph. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2 of this Paragraph (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the Exercise Price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the Optionee's promissory note secured by personal assets or securities other than the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this paragraph and Paragraph 5 of this Paragraph, unless other wise provided for in the subject Stock Option Agreement, the Employee shall have the right to exercise his or her Stock Option at the rate of not less than twenty percent (20%) per year over the first five years from the date the Stock Option is granted.

         6.5 Exercise of any Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, if applicable, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws.

         6.6 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to fifty percent (50%) of the then outstanding securities of the Company, unless a percentage higher than fifty percent (50%) is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and Compensation Shares issued or acquired hereunder, but there may be times when no such Registration Statement will be currently effective. Issuance of Compensation Stock and/or the exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resale of Option Shares.
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         6.7 Any Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Any Stock Option granted under this Plan shall be exercisable only by the Employee.
         6.8 Upon an Employee's disability or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of his/her agreement and shall not be exercisable thereafter. Unless the agreement is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of agreement, to the extent that the Optionee is entitled to exercise on the date the agreement terminates as follows:

            (i) At least six months from the date of termination if termination was caused by death or disability.

            (ii) At least thirty (30) days from the date of termination if termination was caused by other than death or disability.

         6.9 Upon the termination of Optionee's compensation agreement, for any reason other than those specifically set forth in Paragraph 9 of this Paragraph,
(a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of ninety (90) days after the date of such termination of the Agreement (except that the ninety (90) day period shall be extended to twelve (12) months if the Employee shall die during such ninety
(90) day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of the Agreement and shall not be exercisable thereafter.

         6.10 Options and Compensation Stock shall be issued only pursuant to a written agreement, which shall be executed by the Employee and the Company, and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including restrictions on transfer that the Committee chooses to impose.

         6.11 Upon delivery of the shares of Common Stock to the Employee, the Employee shall have, unless otherwise provided by the Board or Committee, all the rights of any other stockholder with respect to said shares, subject to any restrictions, including but not limited to the right to receive all dividends and other distributions paid or made with respect to the Common Stock.

         6.12 Notwithstanding anything in this Plan or any agreement to the contrary with an Employee, no Employee may sell or otherwise transfer, whether or not for value, any of the rights to acquire Common Stock pursuant to a Stock Option Agreement prior to the date on which the Employee has exercised such Stock Option(s).
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         6.13 All shares of Common Stock issued under this Plan, including any shares of Common Stock and other securities issued with respect to shares of Common Stock as a stock dividends, or as the result of stock splits or similar changes in the capital structure of the Company, shall be subject to such restrictions as the Board or Committee shall provide and as approved and accepted by Employee, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Common Stock and restrictions based on duration of his/her Agreement with the Company, Company performance and individual performance, provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. Common Stock pursuant to a Stock Option Agreement may not be sold or encumbered. Any restrictions imposed by the Board or Committee of the Board and as approved and accepted by Employee, under this Section need not be identical for all Stock Options, and the imposition of any restrictions with respect to the rights to acquire any Common Stock shall not require the imposition of the same or any other restrictions with respect to any other Common Stock pursuant to a Stock Option Agreement.

         6.14 Each agreement with an Employee shall provide that the Company shall have the right to repurchase from the Employee the Common Stock of Stock Options which are unvested upon a termination of such agreement, termination of directorship or termination of a consultancy arrangement, as applicable, at a cash price to be negotiated and mutually agreed between the Employee and the Company.

         6.15 In the discretion of the Board or Committee, the agreement may provide that the Company shall have the right of first refusal with respect to the Common Stock and a right to repurchase the vested Common Stock upon a termination of any Employee's Agreement with the Company, the termination of the Employee's service Agreement, or such other events as the Board or Committee may deem appropriate.

         6.16 The Board or Committee shall cause a legend or legends to be placed on certificates representing shares of Common Stock if such shares are subject to restrictions under federal securities rules and regulations, which legend or legends shall make appropriate reference to the applicable restrictions.

7.       ADJUSTMENTS OR CHANGES IN CAPITALIZATION

         7.1 In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

                  A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee(s) shall have the right to purchase such shares of Common Stock as may be issued in exchange for the shares of Common Stock purchasable on exercise of the respective Stock Option(s) had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place, provided however that, notwithstanding anything in this Plan to the contrary the number of Plan Shares shall not be affected or altered in any way by reason of a reverse split of the Company's Common Stock;

                  B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such Stock Options but by an adjustment in the price for each share covered by such Stock Options, provided however that, notwithstanding anything in this Plan to the contrary, the number of Plan Shares shall be affected or altered in any way by reason of a reverse split of the Company's Common Stock;
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                  C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his/her Stock Options in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such Stock Options;

                  D. Pursuant to Title 17, Chapter II, Part 230-416(a), notwithstanding anything contained in the Plan to the contrary, including any adjustments discussed in this Paragraph, the Plan Shares shall be anti-dilutive in the event of a reverse stock split by the Company, i.e. a reverse stock split by the Company shall not effect any reduction in the number of Plan Shares remaining in the Plan at the effective time of such reverse stock split(s).

         7.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustments.

8.       MERGER, CONSOLIDATION OR TENDER OFFER

         8.1 If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Stock of the Company subject to the Stock Options would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

         8.2      In the event that:

                  A. Any person other than the Company shall acquire more than twenty percent (20%) of the Common Stock of the Company through a tender offer, exchange offer or otherwise; or,

                  B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act; or,

                  C. There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("Insider") for purposes of Section 16 of the Exchange Act shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such Stock Options, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Stock, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of shares of Common Stock covered by the Stock Option or any portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate Fair Market Value of the Common Stock covered by the Stock Option, as determined by the Plan.
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         8.3 Any payment which the Company is required to make pursuant to this
Paragraph shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an Stock Options as results from multiplying such shares by a fraction, the numerator of which is the number of Common Stock acquired pursuant to the offer and the denominator of which is the number of Common Stock tendered in compliance with such offer shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the Stock Options shall be terminated.

         8.4 Notwithstanding this Paragraph, the Committee may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten (10) business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

9.       AMENDMENT AND TERMINATION OF PLAN

         9.1 The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

         9.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

         9.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

         9.4 No Stock Options may be granted during any suspension of the Plan or after termination of the Plan.

10.      GOVERNMENT AND OTHER REGULATIONS

            The obligation of the Company to issue, transfer and deliver Common Stock for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the shares of Common Stock are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act, upon exercise of any Stock Option, the Company shall not be required to issue Common Stock unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a Registration Statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. The Company may, but shall in no event be obligated to, take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Stock pursuant thereto to comply with any law or regulation of any government authority.
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11.      WITHHOLDING TAXES

         The Company shall have the right at the time of exercise of any Stock Option, the issue of Compensation Stock, or the lapse of restrictions on Compensation Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (a) by requiring the Employee to tender a cash payment to the Company, (b) by withholding from the Employee's salary or fee, (c) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Compensation Shares on their grant or date of lapse of restrictions, that number of Option Shares or Compensation Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 6.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability, or (d) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person as defined under the Exchange Act may be made by the method of payment specified in clause (c) above only if the following two conditions are satisfied:

                  A. The withholding of any tax liability related to or applicable to Option Shares or Compensation Shares and the exercise of the related Stock Options occur at least six (6) months and one day following the date of grant of such Stock Options or Award; and

                  B. The withholding of any tax liability related to or applicable to Option Shares or Compensation Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Option Shares or Compensation Shares, or (ii) on a day within a ten(10) day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings. Anything herein to the contrary notwithstanding, a Withholding Election may be waived or disapproved by the Committee at any time.

12.      MISCELLANEOUS PROVISIONS

         12.1 No person shall have any claim or right to be granted a Stock Option or Common Stock under the Plan, and the grant of Stock Options or issuance of Compensation Stock under the Plan shall not be construed as giving an Optionee or Employee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

         12.2 Any expenses of administering this Plan shall be borne by the Company.

         12.3 The payment received from Optionee from the exercise of Stock Options granted under the Plan shall be used for the general corporate purposes of the Company.

         12.4 The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

         12.5 Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

         12.6 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted there under, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the Optionee, before such Committee member undertakes to handle and defend it on his own behalf.

         12.7 Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees, advisors, or consultants of other corporations who are about to become an employee of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

         12.8 Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, insider trading in the Company's stock, commission of a felony in the course of his association with the Company, or any subsidiary corporation, which has resulted in financial damages awarded against the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, such Optionee shall forfeit all rights to exercise any Stock Options. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be evidenced solely by a judgment issued by a court of competent jurisdiction. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner.

         12.9 Each issuance of Compensation Stock and shares of Common Stock issued pursuant to any Stock Option granted hereunder shall be embodied in a written agreement signed by the recipient of the Compensation Stock or Optionee as the case may be, and by an authorized officer of the Company, for and in the name and on behalf of the Company. Such issuance of Compensation Stock and Stock Option Agreement shall contain such other provisions as the Committee and the Optionee may mutually agree in writing.

                                      By the Board of Directors of
                                      BonusAmerica Worldwide Corp.

                                      -----------------------------
                                      Michael Mak, Director

                                      -----------------------------
                                      John Leper, Director